Exhibit 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J.B. Hunt Transport Services, Inc. (the “Corporation”) on Form 10-Q for the quarterly period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kirk Thompson, President and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C. Section 1350) that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: October 31, 2005	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer